MEGA HOLDING CORP.

                               278A New Drop Lane
                          Staten Island, New York 10306
                                  718-667-9117


                                        December 15, 1997

Dear Fellow Shareholder:


     The Fiscal 1998 Annual Shareholders' Meeting of Mega Holding Corp. will be held at 10:00 a.m. on Thursday, January 29, 1998 at its corporate headquarters, 278A New Drop Lane, Staten Island, New York, New York 10306. Enclosed you will find formal Notice of Annual Meeting, Proxy and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our shareholders. I hope you will be able to attend.

     Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy vote at the meeting. Any shareholder giving a proxy may revoke the same at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary, by submitting a later dated proxy. All shares represented by proxies will be voted at the Meeting in accordance with the specifications marked thereon, or if no specifications are made, proxies will be voted "FOR" all matters set forth in the attached Notice of Meeting and in the discretion of the proxy holder as to any other business which comes before the Meeting.

     The Company's Board of Directors believes that a favorable vote for each matter described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its shareholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

     Thank you for your investment and continued interest in Mega Holding Corp.

                                        Sincerely,

                                        /s/Thomas M Abate
                                        Thomas M. Abate
                                        President and
                                        Chairman of the Board of Directors

              NOTICE OF FISCAL 1998 ANNUAL MEETING OF SHAREHOLDERS


                    TO THE SHAREHOLDERS OF MEGA HOLDING CORP.



     NOTICE is hereby given that the Fiscal 1998 Annual Meeting of Shareholders (the "Meeting") of Mega Holding Corp. will be held at 10:00 a.m. on Thursday, January 29, 1998 at its corporate headquarters, 278A New Drop Lane, Staten Island, New York 10306:

1.   Election of Directors for the ensuing year.

2.   Approval of the appointment of independent auditors for fiscal year 1998.

3. Approval of the adoption by the Board of Directors of the Fiscal 1998 Nonstatutory Option Plan.

4. Transaction of such other business as may properly come before the Meeting, or any adjournments thereof.

     Only shareholders of record at the close of business on December 12, 1997 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

     TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS EXERCISE.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/James D. Paulsen
                                    James D. Paulsen
                                    Secretary to the Board of Directors

                                    December 15, 1997

                                 PROXY STATEMENT

                 FOR FISCAL 1998 ANNUAL MEETING OF SHAREHOLDERS

                               MEGA HOLDING CORP.
                               278A New Drop Lane
                          Staten Island, New York 10306


     Solicitation of the enclosed proxy is made by and on behalf of the Board of Directors (the "Board of Directors") of Mega Holding Corp.. ("Mega" or the "Company") to be used at the Fiscal 1998 Annual Meeting of Shareholders to be held at the Company's headquarters, 278A New Drop Lane, New York 10306 on Thursday, January 29, 1998 at 10:00 a.m., and at any adjournments thereof. The mailing date of the Proxy Statement and the accompanying Proxy is December 15, 1997.

     The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers, directors and regular employees of Mega may solicit proxies by telephone, telegram, facsimile or by personal contact. It is contemplated that brokerage houses and nominees may be requested to forward proxy solicitation material to the beneficial owners of the stock held of record by such persons; and Mega may reimburse them for their charges and expenses in this connection.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereupon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Board at the address above.

     Mega has one class of shares outstanding, 20,000,000 shares of common stock, $.01 par value per share ("Shares"). The Company has fixed the close of business on December 12, 1997 as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournments thereof. As of December 12, 1997, there were 3,615,000 outstanding Shares each share entitled to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. A shareholder who is present in person or by proxy at the Annual Meeting and who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. An abstention with respect to any matter, however, will not be counted either in favor of or against such matter.

     Brokers who hold shares for the account of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies which are voted by brokers on some but not all of the proposals are referred to as "broker non-votes." Broker non-votes will be included in determining the presence of a quorum. A broker non-vote, however, is not treated as being in favor of or against the particular proposal under consideration.

     SOLICITATION OF PROXIES

     The cost of the proxy solicitations will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of solicitation material to the beneficial owners of Shares of the Company held of record by such persons, and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of October 31, 1997, with respect to (1) any person known by the Company to own beneficially more than 5% of the Company's Common Stock; (2) the Company's Common Stock beneficially owned by each officer and director of the Company, and; (3) the total of the Company's Common Stock beneficially owned by the Company's officers and directors as a group.

Name & Address of                        Shares
Beneficial Owner                Beneficially Owned            Percent
-----------------               ------------------            -------
Thomas M. Abate                      1,715,489(1)              47.5%
231 Clarke Avenue
Staten Island, NY 10306

James D. Paulsen                       907,084(2)              25.1%
511 East 80th Street
New York, NY 10021

T.G.J. & Associates                    542,084(3)              15.0%
618 74th Street
Brooklyn, New York 11209

Emco Enterprises                       230,000(4)               6.4%
1388 Paterson Plane Road
Secaucus, NJ  07094

Silvio Codispoti                       127,000(5)               3.5%
115 Sylvia Street
Staten Island, NY 10312

John Catricola                         140,000(6)               3.9%
79 Belfast Avenue
Staten Island, NY 10306

Nancy Montanaro                         42,000(7)               1.2%
88 Rivington Avenue
Staten Island, NY 10314

John M. Seroor                         102,500                  2.8%
11 Emerson Road
Somerset, NJ  08873

All Officers and Directors
As a Group
(6 Persons)                          2,490,989(1)              68.9%


1. Includes 100,000 shares as joint tenant with Renee Abate and 50,000 shares in the name of Renee Abate; 15,000 shares as custodian for Amanda Alexander; 15,000 shares as custodian for Megan Abate; 15,000 shares as custodian for Samantha Alexander; and 15,000 shares as custodian for James Abate. Mr. Abate has sole investment power and sole voting power over these shares.

2. Includes 25,000 shares as joint tenant with Judith Paulsen and 2,000 in the name of Judith Paulsen. Mr. Paulsen has sole investment power and sole voting power over these shares.

3. Of the Common Shares owned by TGJ Associates ("TGJ"), 248,332 shares are beneficially owned by Thomas M. Abate and 248,332 shares are beneficially owned by James D. Paulsen. Messrs. Abate and Paulsen have shared investment power and shared voting power of these shares. All of the shares of TGJ beneficially owned by Messrs. Abate and Paulsen are included in the shares owned by all officers and directors as a group.

4.   Emco Enterprises is owned by Greg Martenelli.

5. Includes 500 shares as joint tenants with Dina Codispoti; 4,000 shares in the name of Dina Codispoti; 500 shares as joint tenant with Denis Codispoti; 4,000 shares in the name of Denis Codispoti; and 4,000 shares as joint tenant with Florence Codispoti. Mr. Codispoti has sole investment power and sole voting power over these shares.

6. Includes 10,000 shares in the name of Mary Catricola and 65,000 shares as joint tenant with Mary Catricola. Mr. Catricola has sole investment power and sole voting power over these shares.

7. Includes 500 shares as joint tenant with Paul Montanaro and 5,000 shares in the name of Paul Montanaro. Mrs. Montanaro has sole investment power and sole voting power over these shares.

                           SUMMARY COMPENSATION TABLE

     The following table provides information as to annual, long-term and other compensation paid by the Company to its Chief Executive Officer and to each of the other named executive officers of the Company who earned in excess of $100,000 per year for services rendered in all capacities to the Company.

--------------------------------------------------------------------------------
                                                     Long Term Compensation
                              Annual Compensation     Awards          Payouts
--------------------------------------------------------------------------------
 (a)         (b)     (c)    (d)    (e)    (f)          (g)      (h)    (i)
                                   Other   Restricted                   All
 Name and                          Annual  Stock       Options  LTIP    Other
 Principal   Fiscal  Salary  Bonus Compen- Awards      SARs     Payouts Compen-
 Position    Year     ($)    ($)   sation   ($)         (#)       ($)   sation
--------------------------------------------------------------------------------
 Thomas M.   1997     (1)    N/A     N/A      0          0        0        0
 Abate       1996     (2)    N/A     N/A      0          0        0        0
             1995     (3)    N/A     N/A      0          0        0        0
--------------------------------------------------------------------------------
(1) Consists of 50,000 common shares of ARXA at fair market value of $2.25 per share.

(2) Consists of 75,000 shares of QCS Corp. at fair market value $.50 per share; 46,000 shares of ARXA International Energy, Inc. at fair market value $.50 per share; 50,000 shares of Hiawatha Industries, Inc. (restricted) no market value.

(3) Consists of 20,000 shares of Capital Communications Corp. at fair market value of $.50 per share; 40,000 shares of First Nordic Equity Partners Corp. at fair market value $.10 per share; 30,000 shares of Republic International Corp. at fair market value $.50 per share.

     The amount of securities distributed to Mr. Abate has been, and will continue to be, determined by the Company's Board of Directors.

                   Option/SAR Grants in Last Fiscal Year Table

     The following table provides information as to options granted to the named executive officers during fiscal 1997. No separate stock appreciation rights ("SARs") were granted in fiscal 1997.
--------------------------------------------------------------------------------
                                                            Potential
                                                    Realizable Value at Assumed
                                                    Annual Rates of Stock Price
                                                   Appreciation For Option Term
                                    Individual Grants
               Number of   Percent of
              Securities    Total
              underlying   Options
               Options    Granted to   Exercise or
               Granted   Employees in  Base Price   Expiration
   Name                   Fiscal Year   ($/share)     Date       5%       10%
--------------------------------------------------------------------------------
   Thomas M.      0         0.0%          0.00         n/a       0        0
   Abate
--------------------------------------------------------------------------------

        Aggregated Options Granted and Exercised in Last Fiscal Year and
                        Fiscal Year End Option/SAR Values

     The following tables sets forth certain information concerning the number of stock options held by the named Officers as of November 30, 1997.
--------------------------------------------------------------------------------
                                  Number of Shares          Dollar value of
                                     underlying               unexercised
                                    unexercised          (in-the-money) options/
                                  options/warrants on          warrants on
                                       04/30/97                  04/30/97
                Shares
               Acquired
                  on     Value
               Exercise Realized                Non-                    Non-
Name             (*)      ($)    Exercisable Exercisable Exercisable Exercisable
--------------------------------------------------------------------------------
 Thomas M.       -0-      $-0-       -0-         -0-         $-0-        $-0-
 Abate
--------------------------------------------------------------------------------
                            Compensation of Directors

     All Directors are currently employees or officers of the Company and are compensated as such, and receive no additional compensation for serving as a Director. At this time, the Company has no policy for compensating Directors who are neither employees or officers of the Company ("Outside Directors").

              Board of Directors' Report on Executive Compensation

     The compensation of the Company's executive officers and key managers, ("executives") is reviewed and approved periodically by the Board of Directors. In addition to reviewing and approving executive officers' salary and bonus arrangements, the Board of Directors establishes policies and guidelines for other benefits and administers the awards of stock options pursuant to the Company's stock option plans.

  Compensation Policies and Procedures Applicable to Executives for Fiscal 1997

     General. The Company has little or no cash to compensate executive. As a result, it distributes securities of its subsidiaries or of companies in which it has an interest to certain executives from time to time in lieu of cash compensation. When and if the Company generates income from its mortgage brokerage or other activities, it will consider whether or not to provide cash compensation to its executives and the level of such compensation.

     Long-Term Incentive Compensation. It is the Board's philosophy that significant stock ownership by management creates a powerful incentive for executives to build long-term shareholder value. The Company's proposed Fiscal 1998 Nonstatutory Stock Option Plan (the "Fiscal 1998 Plan") authorizes the Board or an option committee to grant nonstatutory stock options to employees of the Company. In determining the total number of shares of Common Shares to be covered by option grants to executive officers in a given year, the Board will take into account the number of outstanding Common Shares, the number of shares reserved for issuance under the Company's Fiscal 1998 Plan, recommendations of management concerning option grants to employees below executive level, and the Company's prgojected hiring needs for the coming year. In making individual stock option grants to executives, the Committee will consider the same factors considered in the determination of base salary levels, as well as the stock and option holdings of each executive and the remaining vesting schedule of such executive's options.

     CEO Thomas M. Abate's Compensation. In reviewing and approving Mr. Abate's fiscal 1997 compensation, the Board of Directors considered the same criteria detailed herein with respect to executives in general.

     The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice received by the Secretary of the Company by October 31 of the year preceding the annual meeting or within ten days of the date on which notice of a special meeting for the election of directors is first given to shareholders.

     Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. One meeting of the Board of Directors was held during fiscal 1997.

                                    PROPOSALS

     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The Board of Directors of the Company has nominated Thomas M. Abate, James D. Paulsen and John M. Seroor.

     Thomas M. Abate, (60 years old), has been President and Director of the Company from its inception (March 1970) and has served as Chairman of the Board of Directors of Megatron Holding Corp. (OTC) from 1983 to 1987. He was the Manhattan Area Manager of the U.S. Treasury Department, SB Division from 1974 to 1984. Mr. Abate received a B.S. in Finance from Wagner College.

     James D. Paulsen, (58 years old), has been Executive Vice President and Director of the Company since 1991, and has been associated with the Company from its inception. He was an officer of AIG Risk Management, Inc. and American Home Assurance Co. from 1977 to 1991. He is a graduate of The City University of New York and The College of Insurance.

     John M. Seroor, (67 years old), has been Treasurer & Director of the Company since its inception. From 1963 to 1968 he was a chemist for the Food and Drug Administration in Cincinnati, Ohio and Brooklyn, New York, and from 1968 to 1994 he was a quality control supervisor for Carter-Wallace, Inc. Mr. Seroor graduated from the University of Connecticut where he earned a B.A. in Chemistry. It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

     Any proposals to nominate a director or directors, other than those persons nominated by the Board, must be made in person at the meeting. The Board is not aware of any other proposals or nominations.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE-NAMED NOMINEES.

     PROPOSAL NO. 2 - APPROVING THE APPOINTMENT OF MCMANUS & CO., P.C. AS INDEPENDENT AUDITORS FOR FISCAL 1998

     The Board of Directors appointed McManus & Co., P.C. as independent public accountant to audit the financial statements for Fiscal 1998 and has determined that it would be desirable to request that the shareholders approve such appointment. A representative of McManus & Co., P.C. is expected to attend the meeting with the opportunity to make a statement and/or to respond to appropriate questions from shareholders. Shareholder approval is not required for the appointment of McManus & Co., P.C. since the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for the approval at the Annual Meeting. No determination has been made as to what action the Board would take if shareholders do not approve the appointment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF MCMANUS & CO., P.C. AS INDEPENDENT AUDITORS.

     PROPOSAL NO. 3 - APPROVING THE ADOPTION OF THE COMPANY'S 1998 NONSTATUTORY STOCK OPTION PLAN

     The Board of Directors has adopted the Company's 1998 Nonstatutory Stock Option Plan. 1,000,000 Common Shares have been reserved under the Plan. The Plan is administered by the Board of Directors.

     Stock options under the Plan ("Plan Options") may be granted to employees, officers, directors, consultants of the Company and any other parties who have made a significant contribution to the business and success of the Company. The exercise price of Plan Options under the Plan may be more, equal to or less than the then current market price of the Shares as deemed to be appropriate. Options granted under the Plan will not qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 1998 NONSTATUTORY STOCK OPTION PLAN.

     REVOCABILITY OF PROXY

     Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     PROPOSALS OF SHAREHOLDERS

     A proper proposal submitted by a shareholder in accordance with applicable rules and regulations for presentation at the Company's Annual Meeting of Shareholders for 1999 and received at the Company's executive offices no later than October 31, 1998, will be included in the Company's Proxy Statement and form of proxy relating to such Annual Meeting.

     OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

     METHOD OF COUNTING VOTES

     Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulation of the primary trading markets applicable to most brokers, both the election of directors or the ratification of the appointment of accountants are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Under New York law, broker non-votes will have no impact on the election of directors or the ratification or the appointment of the Company's independent auditors. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the five persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Items 2 and 3 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of Management.

     AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     The Company has filed with the Securities Exchange Commission its Annual Report on Form 10-KSB. A copy of the Form 10-KSB for fiscal 1997 is being sent to all shareholders with this proxy statement. The Annual Report is not a part of the proxy soliciting material.



                                           BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/James D. Paulsen
                                            Secretary to the Board
                                            December 15, 1997

     Exhibit

                               MEGA HOLDING CORP.


                         NONSTATUTORY STOCK OPTION PLAN


                                December 1, 1997

     1. Purpose

     The purpose of this Nonstatutory Stock Option Plan (hereinafter referred to as the "Plan"), is to provide a special incentive to selected individuals who have made significant contributions to the business and success of MEGA HOLDING CORP., (hereinafter referred to as the "Company"). The Plan is designed to accomplish this purpose by offering such individuals options ("Options") to purchase shares of the common stock of the Company ("Shares") so that they will share in the Company's success.

     2. Administration

     The Plan shall be administered by the board of directors of the Company or by an option committee to be established by the board of directors of the Company. If an option committee administers the Plan, it shall consist of three or more members, at least one of whom shall be neither an officer nor an employee of the Company. (The board of directors or an option committee shall be referred to as the "Board" herein.)

     The Board shall have authority, consistent with the Plan,

     (a)  to determine which individuals shall be granted Options;

     (b) to determine the time or times when Options shall be granted and the number of Shares to be subject to each Option;

     (c) to determine the exercise price of the Shares subject to each Option and the method of payment of such price;

     (d) to determine the time or times when each Option becomes exercisable and the duration of the exercise period, subject to the limitations contained in Paragraph 6(b);

     (e) to prescribe the form or forms of the instruments evidencing any Options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time;

     (f)  to  adopt,   amend  and  rescind   rules  and   regulations   for  the
          administration of the Plan and the Options and for its own acts and proceedings; and

     (g) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. All decisions, determinations and interpretations of the Board shall be binding on all parties concerned.

     3. Participants

     The Participants in the Plan shall be employees, officers, directors, consultants of the Company or any other parties who have made a significant contribution to the business and success of the Company, as may be selected from time to time by the Board in its discretion. In any grant of Options after the initial grant, Participants who were previously granted Options or sold Shares under the Plan may be included or excluded.

     4. Limitations

     No Option shall be granted under the Plan after November 31, 2002 , but Options theretofore granted may extend beyond that date. Subject to adjustment as provided in Section 8 of the Plan, the number of Shares which may be issued under the Plan shall not exceed one (1,000,000) million in the aggregate. To the extent that any Option granted under the Plan shall expire or terminate unexercised or for any reason become unexercisable as to any Shares subject thereto, such Shares shall thereafter be available for further grants under the Plan, within the limit specified above.

     5. Shares to be Issued

     Shares to be issued under the Plan may constitute an original issue of authorized Shares or may consist of previously issued Shares acquired by the Company, as shall be determined by the Board. The Board and the proper officers of the Company shall take any appropriate action required for such issuance. The maximum number of Shares which may be issued under the Plan is one million (1,000,000) Shares.

     6. Terms and Conditions of Options

     All Options granted under the Plan shall be subject to the following terms and conditions (except as provided in Section 7) and to such other terms and conditions as the Board shall determine to be appropriate to accomplish the purposes of the Plan:

     (a) Exercise price. The exercise price under each Option shall be determined by the Board and may be more, equal to or less than the then current market price of the Shares as the Board may deem to be appropriate: provided, however, that in the event an option committee shall determine to grant an Option at less than 85% of the then current market price of the Shares, such Option shall not be granted by the option committee without the prior approval of the board of directors.

     (b) Period of Options. The period of an Option shall not exceed five years from the date of grant.

     (c)  Exercise of Options.

          (i) Each Option shall be made exercisable at such time or times, whether or not in installments, as the Board shall prescribe at the time the Option is granted.

          (ii) A person electing to exercise an Option shall give written notice to the Company, as specified by the Board, of his/her election and of the number of Shares he/she has elected to purchase, such notice to be accompanied by such instruments or documents as may be required by the Board, and shall at the time of such exercise tender the purchase price of the Shares he/she has elected to purchase.

     (d) Payment for Issuance of Shares. Upon exercise of any Option granted hereunder, payment in full shall be made at the time of such exercise for all such Shares then being purchased.

     The Company shall not be obligated to issue any Shares unless and until, in the opinion of the Company's counsel, all applicable laws and regulations have been complied with, nor, in the event the Shares at the time are not listed upon any stock exchange, unless and until the Shares to be issued have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the Participant such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Participant agree that any sale of the Shares will be made only in such manner as is permitted by the Board and that a Participant will notify the Company when he/she intends to make any disposition of the Shares whether by sale, gift or otherwise. The Participant shall take any action reasonably requested by the Company in such connection. A Participant shall have the rights of a stockholder only as to Shares actually acquired by him/her under the Plan.

     (e) Transferability of Options. No Option may be transferred by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime the Option may be exercised only by the Participant.

     (f) Termination of Employment. If the Participant is an employee and his/her employment terminates for any reason other than his/her death, the Participant may, unless discharged for cause, thereafter exercise his/her Option as provided below, but only to the extent the Participant was entitled to exercise the Option on the date when his/her employment terminated. If such termination of employment is voluntary on the part of the Participant, he/she may exercise his/her Option only within ten days after the date of termination of employment (unless a longer period not in excess of three months is allowed by the Board). If such termination of employment is involuntary on the part of the Participant, he/she may exercise his/her Option only within three months after the date of termination of employment. In no event, however, may such Participant exercise his/her Option at a time when the Option would not be exercisable had the Participant remained an employee or when the termination was for cause. For purposes of this subsection (f), a Participant's employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Company or a subsidiary, or in the case of a transfer to the employment of a subsidiary or to the employment of the Company. Anything herein to the contrary notwithstanding, an Option may be exercised only to the extent exercisable on the date of termination of employment by death or otherwise.

     (g) Retirement or Resignation. If prior to the expiration date of a Participant's Option an optionee shall retire or resign with the Company's consent such Option may be exercised in the same manner as if the Optionee had continued in the Company's employ; provided, however, the Board may terminate, at any time prior to exercise, all unexercised Options if it shall determine that the retired or resigning optionee has engaged in any activity detrimental to the Company's interest.

     (h) Death. If a Participant dies at a time when he/she is entitled to exercise an Option, then at any time or times within one (1) year after his/her death (or such further period as the Board may allow) such Option may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to his/her death, by his/her executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, and except as so exercised such Option shall expire at the end of such period. In no event, however, may an Option be exercised after the expiration of the Option period.

     7. Replacement Options

     The Company may grant Options under the Plan on terms differing from those provided for in Section 6 where such Options are granted in substitution for Options held by employees of other corporations who concurrently become employees of the Company or a subsidiary as the result of a merger, consolidation or other reorganization of the employing corporation with the Company or subsidiary, or the acquisition by the Company or a subsidiary of the business, property or stock of the employing corporation. The Board may direct that the substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     8. Changes in Stock

     In the event of a stock dividend, stock split or recapitalization or merger in which the Company is the surviving corporation, or other similar capital change, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be issued or sold under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Board of the Company, the determination of which shall be binding on all persons.

     9. Employment Rights

     The adoption of the Plan or the granting of an Option does not confer upon any individual any right to employment or continued employment with the Company or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a subsidiary to terminate the employment of any of its employees at any time.

     10. Amendment

     The Board may at any time discontinue granting Options under the Plan. The Board of the Company may at any time or times amend the Plan or amend any outstanding Option or Options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law provided, however, that, except to the extent required or permitted under Section 8, no such amendment shall void or diminish Options previously granted without the consent of the Participant, nor shall any amendment increase or accelerate the conditions and actions required for the exercise of an Option unless the Participant shall have been discharged from the company's employment for cause.

                                              Adopted by the Board of Directors
                                              December 1 , 1997

                                      PROXY
                         ANNUAL MEETING OF SHAREHOLDERS

                               MEGA HOLDING CORP.


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                               OF THE CORPORATION

     The undersigned Shareholder of Mega Holding Corp., having received the Notice dated December 15, 1997, of the Fiscal 1998 Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Thomas M. Abate and James D. Paulsen, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the Shares of Common Stock of said corporation standing in my name on its books on December 12, 1997, at the Annual Meeting of Shareholders to be held at the headquarters of the Company, 278A New Drop Lane, Staten Island, New York 10306 at 10:00 A.M., Thursday, January 29, 1998 or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1. The election of the three (3) directors listed in the Proxy Statement dated December 15, 1997, accompanying the Notice of said meeting for terms of one year each and until their successors are elected and qualify. CUMULATIVE VOTING IS NOT PERMITTED.

     IF YOU WISH YOUR VOTES TO BE CAST FOR ALL OF THE THREE (3) PERSONS LISTED BELOW, PLACE AN "X" IN THIS BOX / /.

     IF YOU DO NOT WISH TO VOTE FOR ALL OF THE CANDIDATES, LINE OUT THE NAMES OF PERSONS FOR WHOM YOU DO NOT CHOOSE TO VOTE:

                              DIRECTORS:
                              ----------
                           Thomas M. Abate
                           James D. Paulsen
                           John M. Seroor

2. Approval of the appointment of McManus & Co., P.C. as independent auditors for Fiscal year 1998.

               FOR / /            AGAINST / /           ABSTAIN / /

3.   Adoption of the Fiscal 1998 Nonstatutory Option Plan.

               FOR / /            AGAINST / /           ABSTAIN / /

4. Upon such other business as may be brought before the meeting or any adjournments thereof. The Board of Directors at present knows of no other business to be presented.

     THIS PROXY CONFERS AUTHORITY TO VOTE FOR ALL OF THE FIVE PERSONS LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAMES OF ONE OR MORE CANDIDATES ARE LINED OUT. THIS PROXY WILL BE VOTED "FOR" ITEMS 2 AND 3 ABOVE UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING THE SECRETARY TO THE BOARD, MEGA HOLDING CORP., 278A NEW DORP LANE, STATEN ISLAND, NEW YORK 10306 OR IN PERSON AT THE FISCAL 1998 ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date:

Name:
              Beneficial Shareholder (Please Print)

Address:




Signature(s)


                    (All Shareholders must sign)

     NUMBER OF SHARES VOTING

     IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.



                     (This must be completed if applicable)

     Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.